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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-66104 of Manugistics Group, Inc. and its subsidiaries ("the Company") of our reports dated March 26, 2001, appearing in the Company's Annual Report on Form 10-K for the year ended February 28, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s /  DELOITTE & TOUCHE LLP

McLean, Virginia
October 16, 2001